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                                                                   EXHIBIT 10.5








                      MICHIGAN COMMUNITY BANCORP LIMITED


                   1998 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN



                        EFFECTIVE: _____________________

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                      MICHIGAN COMMUNITY BANCORP LIMITED
                   1998 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                        EFFECTIVE: _____________________

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ARTICLE 1    GENERAL PROVISIONS...............................................1
   1.1 Purpose................................................................1
   1.2 Definitions............................................................1
   1.3 Administration.........................................................5
   1.4 Stock..................................................................5
ARTICLE 2    STOCK OPTIONS FOR ELIGIBLE DIRECTORS.............................6
   2.1 Grants of Options to Nonemployee Directors.............................6
   2.2 Option Agreement.......................................................8
   2.3 Exercise Price.........................................................8
   2.4 Payment for Option Shares..............................................8
ARTICLE 3    TERMINATION......................................................9
   3.1 General................................................................9
   3.2 Post-Termination Exercise..............................................9
ARTICLE 4    ADJUSTMENTS AND CHANGE IN CONTROL...............................10
   4.1 Adjustments...........................................................10
   4.2 Change in Control.....................................................10
ARTICLE 5    MISCELLANEOUS...................................................10
   5.1 Partial Exercise......................................................10
   5.2 Rule 16b-3 Requirements...............................................10
   5.3 Rights Prior to Issuance of Shares....................................11
   5.4 Non-Assignability.....................................................11
   5.5 Securities Laws.......................................................11
   5.6 Termination and Amendment.............................................12
   5.7 Effect on Services....................................................13
   5.8 Use of Proceeds.......................................................13
   5.9 Approval of Plan......................................................13


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                      MICHIGAN COMMUNITY BANCORP LIMITED

                   1998 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

                        EFFECTIVE: _____________________


         Subject to shareholder approval, effective _____________________, the plan described herein is hereby adopted as the Michigan Community Bancorp, Limited 1998 Nonemployee Director Stock Option Plan (the "Plan").

                                    ARTICLE 1

                               GENERAL PROVISIONS

         1.1 PURPOSE. The purpose of this Plan is to promote the best interests of the Corporation and its shareholders by attracting and motivating highly qualified individuals to serve as directors and to encourage such directors to acquire an ownership interest in the Corporation, thus identifying their interests with those of shareholders.

         1.2 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

         (a) "Agreement" means the written agreement that sets forth the terms of a Participant's Option.

         (b)    "Board" means the Board of Directors of the Corporation.

         (c) "Change in Control" means the occurrence of any of the following events:

                (i) If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), or group of persons acting in concert, other than the Corporation, a Subsidiary or an employee benefit plan or employee benefit plan trust

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        maintained by the Corporation or a Subsidiary, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person also shall be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable), directly or indirectly, of securities of the Corporation representing twenty (20%) percent or more of the combined voting power of the Corporation's then outstanding securities ordinarily having the right to vote in the election of directors; or

             (ii) A liquidation or dissolution of the Corporation, sale of substantially all of the assets of the Corporation or a merger, consolidation or combination in which the Corporation is not the survivor; or

            (iii) The addition of new members to the Board within any consecutive twenty-four (24) month period, which members constitute a majority of the Board, unless a majority of the Board consists of incumbent members of the Board in office prior to the commencement of such twenty-four (24) month period, plus new members who were recommended or appointed by a majority of the incumbent directors in office immediately prior to the addition of such new members of the Board.

       (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

       (e) "Committee" means the Compensation Committee of the Corporation, or other designated committee of the Corporation, which shall be comprised of two or more disinterested members of the Board, as defined in Rule 16b-3.

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       (f) "Common Stock" means shares of the Corporation's authorized
Common Stock.

       (g) "Corporation" means Michigan Community Bankcorp, Ltd., a Michigan corporation.

       (h) "Director of the Corporation" means a member of the Board.
(i) "Director of a Subsidiary" means a member of the board of directors of a Subsidiary.

       (j) "Effective Date" means _____________________.

       (k) "Eligible Director" means a Director of the Corporation or a Director of a Subsidiary who is not an Employee of the Corporation.

       (l) "Employee" means an employee of the
Corporation or its Subsidiaries who has an "employment relationship" with the Corporation or its Subsidiaries, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation or its Subsidiaries.

       (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       (n) "Expiration Date" means the date set forth in the Agreement relating to an Option on which the right to exercise such Option shall expire, except as otherwise provided in Article III below. Unless otherwise provided in the Agreement, the Expiration Date for an Option shall be the seventh (7th) anniversary of its Grant Date.

       (o) "Fair Market Value" means, for purposes of determining the value of Common Stock, the average between the published closing bid and asked prices of the Common Stock on the NASD OTC Bulletin Board or if the Common Stock has become listed on The Nasdaq Stock Market or a national securities exchange, then on The

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Nasdaq Stock Market or such exchange instead; or if the Common Stock is not quoted on either the NASD OTC Bulletin Board or the Nasdaq Stock Market or any nationally recognized stock exchange, a value determined by any fair and reasonable means prescribed by the Committee.

       (p) "Grant Date" means the date on which an Option was automatically awarded pursuant to Section 2.1(b) or the date on which a discretionary Option was awarded pursuant to Section 2.1(d).

       (q) "Initial Offering Price" means the price per share of Common Stock received by the Company, excluding any underwriters' fees or commissions in connection with its initial public offering of Common Stock.

       (r) "Nonemployee Director" means a Director of the Corporation or a Director of a Subsidiary who is not an Employee of the Corporation or its Subsidiaries.

       (s) "Nonqualified Stock Option" means an Option that is not intended to meet the requirements of Section 422 of the Code.

       (t) "Option" means a Nonqualified Stock Option to purchase Common Stock granted under this Plan.

       (u) "Participant" means each of the Nonemployee Directors participating in this Plan from time to time.

       (v) "Plan" means this Nonemployee Director Stock Option Plan, the terms of which are set forth herein, and any amendments hereto.

       (w) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

       (x) "Subsidiary" or "Subsidiaries" means a corporation(s), of which more than fifty (50%) percent of the outstanding voting


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stock is owned by the Corporation, either directly or indirectly through one or more other Subsidiaries.

       1.3 ADMINISTRATION. To the extent permitted by Rule 16b-3, the Plan shall be administered by the Committee or another committee whose constituency satisfies the requirements of Rule 16b-3 appointed by at least a majority of the Board of Directors of the Corporation. The Committee shall interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option granted under the Plan shall be final and binding upon all Participants.

       1.4 STOCK. The total number of shares of Common Stock available for grants under the Plan shall not, in the aggregate, exceed 73,000 shares of Common Stock, as adjusted from time to time in accordance with Article 4. Shares subject to any unexercised portion of a terminated, forfeited, canceled or expired Option granted hereunder shall be available for subsequent grants under the Plan. In the event that an Option granted under the Plan is exercised by the delivery of shares of Common Stock previously acquired upon the exercise of Options issued under the Plan, the shares of Common Stock so delivered to the Corporation or underlying such retained Options shall be available for subsequent grants under this Plan.


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                                    ARTICLE 2

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

       2.1      GRANTS OF OPTIONS TO NONEMPLOYEE DIRECTORS.

       (a) Eligibility. All Nonemployee Directors who have been elected by the shareholders at an annual meeting, who have been appointed by the incorporator or who have been appointed to fill a vacancy on the Board (or the board of directors of a Subsidiary) and are serving on the Board (or the board of directors of a Subsidiary) at the time an Option is granted hereunder shall be eligible to participate hereunder.

       (b) Initial Options; Subsequent Options. On _______________, the Corporation shall grant to each Nonemployee Director of the Corporation serving on the Board on such date an Option to purchase the number of shares of Common Stock listed on Schedule 2.1(b) at the Initial Offering Price (the "Initial Option"). The Initial Options shall become exercisable at the following times with respect to the percentage of shares listed:



                                                PERCRENTAGE OF
                  EXERCISE DATE                    NUMBER OF
                                                    SHARES

                   Upon grant                         70%

               First anniversay of                    85%
                     grant

               Second anniversay of                   95%
                     grant

                Third anniversay of                  100%
                     grant



Nonemployee Directors of the Corporation who are appointed or elected after _______________ shall be granted an option ("Subsequent Option") on the first day of the month following


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their appointment or election as a Director of the Corporation for a number of shares which is equal to the amount set forth in the following table, and is based on the time of their appointment or election in relation to the next regular annual meeting of shareholders of the Corporation as follows:

             YEAR OF FIRST                       NUMBER OF
           ANNUAL MEETING OF                      OPTIONS
         SHAREHOLDERS AFTER OF                    GRANTED
            APPOINTMENT OR
              ELECTION


                1999                              ________
                                                   shares

                2000                              ________
                                                   shares

                2001                              ________
                                                   shares

All Subsequent Options shall become exercisable at the following times with respect to the percentage of shares listed:

                                                PERCENTAGE OF
       EXERCISE DATE                          NUMBER OF SHARES
         Upon grant                                 70%

    First anniversary of                            85%
          grant

  Second anniversary of                             95%
          grant

   Third anniversary of                            100%
          grant


The grant of Initial Options and Subsequent Options under this Section 2.1(b) shall be automatic and nondiscretionary.

       (c) No Discretion. Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with

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respect to the terms of grants made to a Nonemployee Director of the Corporation pursuant to Section 2.1(b), except to the extent such discretion would not result in the grant or the Plan failing to qualify for the disinterested director exemption provided under Rule 16b-3.

       (d)      Grant of Options to Directors of Subsidiaries.  The
Committee, at any time and from time to time, subject to the terms and conditions of this Plan, may grant Options to such Nonemployee Directors of a Subsidiary and for such number of shares of Common Stock as it shall determine. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements. Each Option granted under this Plan shall meet all of the terms and conditions of this Plan.


       2.2      OPTION  AGREEMENT.  Each Option granted pursuant to this
Article 2 shall be evidenced by an Agreement for Participants in accordance with the terms of the Plan and shall specify, among other things, the exercise price, the term of the Option, the date or dates on which the Option becomes exercisable, the number of shares to which the Option relates and such other provisions as the Committee shall determine.


       2.3 EXERCISE PRICE. The purchase price per share of Common Stock for the Initial Option shall be the Initial Offering Price per share, which is deemed to be the Fair Market Value of the Common Stock at such time of grant of such Options. The purchase price per share of Common Stock for all Subsequent Options and Discretionary Options granted pursuant to this Article 2 shall be equal to the Fair Market Value per share of Common Stock on the Grant Date.

       2.4 PAYMENT FOR OPTION SHARES. The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted

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hereunder shall be paid in full at the time of exercise in any of the following ways: (a) in cash; (b) by certified check, bank draft or money order; (c) by delivery to the Corporation of previously-acquired shares of the Corporation's Common Stock with a Fair Market Value (determine on the last trading date immediately preceding the date of exercise) equal to the exercise price; or (d) by any combination of the foregoing.

                                    ARTICLE 3

                                   TERMINATION

       3.1 GENERAL. The unexercised portion of each Option automatically expires and is no longer exercisable on the earliest to occur of the following: (a) seven (7) years after the Option is granted; (b) three (3) months after the person who was granted the Option ceases to be a Nonemployee Director, other than due to permanent disability, death or for cause; (c) one
(1) year following the death or permanent disability of the Nonemployee Director; or (d) termination of the Nonemployee Director's service as such, for cause.

       3.2 POST-TERMINATION EXERCISE. During the period from the Participant's termination of services as a Nonemployee Director until the termination of the Option, the Participant, or the person or persons to whom the Option shall have been transferred by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order may exercise the Option only to the extent that such Option was exerciseable on the date of the Participant's termination.

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                                    ARTICLE 4

                        ADJUSTMENTS AND CHANGE IN CONTROL

       4.1 ADJUSTMENTS. The total amount of Common Stock for which Options may be granted under this Plan and the number of shares subject to any such grants (both as to the number of shares of Common Stock and the Option price) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a stock split, a recapitalization of Common Stock or otherwise. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined and made by the Committee. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

       4.2 CHANGE IN CONTROL. Notwithstanding anything contained herein to the contrary, upon a Change in Control, any outstanding Option granted hereunder immediately shall become exercisable in full.

                                    ARTICLE 5

                                  MISCELLANEOUS

       5.1 PARTIAL EXERCISE. The Committee shall permit and shall establish procedures for the partial exercise of Options under the Plan.


       5.2 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on

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the exercise of an Option as may be required to satisfy the requirements of Rule
16b-3 and any successor thereto.


       5.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option until and only to the extent that the Option is exercised.


       5.4 NON-ASSIGNABILITY. Except as set forth below, no Option shall be transferable by a Participant except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order. Notwithstanding the foregoing, to the extent permitted by Rule 16b-3, an Option may be transferred by a Participant to a living trust of which the Participant is the grantor and beneficiary during his lifetime, if such transfer shall not be deemed to constitute a change in beneficial ownership. No transfer of an Option by will or the laws of descent and distribution (or to a living trust as applicable) shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will (or trust) or such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option.

       5.5      SECURITIES LAWS.

       (a) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common stock pursuant to the exercise of an Option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver Common Stock unless and until it

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receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, as amended, or the Exchange Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the New York Stock Exchange, Inc., the American Stock Exchange, Inc., the National Association of Securities Dealers, Inc. or any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities or that there has been compliance with the provisions of such acts, rules, regulations and laws.

       (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) required by the American Stock Exchange, Inc., the Nasdaq Stock Market or any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

       5.6      TERMINATION AND AMENDMENT.

       (a) The Board may terminate or suspend the Plan, in whole or in part, or the granting of Options under the Plan, at any time. No new grants shall be made under the Plan after December 31, 2007.

       (b) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under

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the Plan, materially increase the amount of Common Stock for which grants may be made under the Plan, except as permitted under Sections 1.4 and 4.1, or materially change the provisions relating to the eligibility of individuals to whom grants may be made under the Plan, (ii) cause the Nonemployee Director to fail to satisfy the applicable requirements of Rule 16b-3 or any Nonemployee Director to fail to qualify as a "disinterested person" as defined in that rule, or (iii) impair the rights of any option holder granted under the Plan without such option holder's consent. Unless otherwise permitted under Rule 16b-3, this Plan shall not be amended more than once in any six (6) month period other than to comply with changes in the Code or the Exchange Act.

       (c) No amendment, modification or termination of the Plan shall adversely affect any Option granted under the Plan without the consent of the Participant holding the Option.

       5.7 EFFECT ON SERVICES. Neither the adoption of the Plan nor the granting of any Option pursuant to the Plan shall be deemed to create any right in any individual to be retained as a Nonemployee Director.

        5.8 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

       5.9 APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Corporation present and entitled to vote at a meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. Any Option granted under the Plan prior to such shareholder approval shall be conditioned upon receipt of such approval and may not be exercised in whole or in part unless the Plan has been approved by the

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shareholders as provided herein. If not approved by shareholders within twelve
(12) months after approval by the Board, the Plan shall be rescinded, and any options granted under the Plan shall be void retroactive to the Grant Date.



BOARD APPROVAL:                                _________________, 1998


SHAREHOLDER APPROVAL:                          _________________, 1998


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